Rule 497(e)

Registration No. 002-10806

1940 Act File No. 811-00216

NICHOLAS HIGH INCOME FUND, INC.

SUPPLEMENT DATED MAY 8, 2020

TO THE PROSPECTUSES DATED APRIL 29, 2020

OF

Nicholas High Income Fund, Inc.

CLASS I (NCINX)

CLASS N (NNHIX)

THIS SUPPLEMENT UPDATES THE PROSPECTUS
PLEASE READ AND KEEP IT TOGETHER WITH YOUR COPY OF THE PROSPECTUS FOR FUTURE REFERENCE

This Supplement updates certain information contained in the above-referenced Prospectus of Nicholas High Income Fund, Inc. (the "Fund").

At a meeting held on May 4, 2020, the Board of Directors of the Fund (the "Board") approved a Plan of Liquidation and Dissolution (the "Plan") of the Fund, pursuant to which the assets of the Fund will be liquidated and the cash proceeds distributed on a pro rata basis to stockholders. The liquidation of the Fund is expected to occur on or about July 24, 2020 (the effective date of the liquidation, the "Liquidation Date"), however, stockholders of the Fund may redeem their shares at any time in accordance with the Fund's prospectus.  The Liquidation Date may be changed without notice at the discretion of the Fund’s officers.

Suspension of Sales. The Fund is closed to new investors and to additional purchases by existing stockholders effective as of the Fund’s close of business on May 6, 2020.

Redemption of Shares. To facilitate the liquidation, the Fund may depart from its stated investment objective in order to meet stockholder redemption requests prior to the Liquidation Date and to facilitate the Fund’s orderly liquidation.  Pursuant to the Plan, any stockholder who has not exchanged or redeemed their shares of the Fund prior to the close of business on the Liquidation Date, will have their shares redeemed in cash and will receive a check on or promptly after the Liquidation Date representing the stockholder's proportionate interest in the net assets of the Fund as of the Liquidation Date, subject to any required withholdings. For individual retirement accounts ("IRA"); Roth IRA; SEP or SARSEP; Coverdell Education Savings Account; custodial accounts; or certain other retirement plan accounts, the stockholder's proportionate interest in the net assets of the Fund will be exchanged on the Liquidation Date into the Fidelity® Investments Money Market Government Portfolio.

Investment Alternatives. At any time prior to the Liquidation Date, stockholders may redeem their shares of the Fund and receive the net asset value thereof in accordance with the methods provided in the Fund's prospectus. Stockholders may also exchange their shares of the Fund for shares of other available Nicholas funds at net asset value.

In most instances, redemptions of shares in connection with the liquidation of the Fund will be a taxable event for stockholders.  Stockholders should consult their tax adviser for further information about federal, state and local tax consequences relative to their specific situation.

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